                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we consent to the incorporation of our report dated June 2, 1999 included in this Form 11-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-52545, 333-52837 and 333-52895).



                                                         /s/ ARTHUR ANDERSEN LLP



Philadelphia, Pa.,
  June 25, 1999

                                     -16-